WISDOMTREE TRUST

WisdomTree Target Range Fund

(Ticker Symbol: GTR)

(the “Fund”)

Supplement Dated September 28, 2023

to the currently effective

Statutory Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”) for the Fund

The following information supplements and should be read in conjunction with the Prospectus and SAI for the above-listed Fund.

Effective immediately, the Fund will change its dividend payment frequency from annual to quarterly.

Therefore, effective immediately, the disclosure under “Dividends and Distributions” in the Fund’s Prospectus is deleted in its entirety and replaced with the disclosure below.

Each of the Fixed Income Funds, the PutWrite Strategy Fund, and the Alternative Income Fund intends to pay out dividends, if any, on a monthly basis but in any event no less frequently than annually. Each Currency Strategy Fund, Alternative Fund (except the PutWrite Strategy Fund, the Alternative Income Fund, and the Target Range Fund) and Capital Efficient Fund intends to pay out dividends, if any, on an annual basis. The Target Range Fund intends to pay out dividends, if any, on a quarterly basis but in any event no less frequently than annually.

Each Fund intends to distribute its net realized capital gains to investors annually. On occasion, a Fund may be required or determine to make one or more supplemental distributions of its net realized capital gains during the year. Distributions in cash may be reinvested automatically in additional whole shares of a Fund only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing any income and capital gain distributions to you.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-GTR-0923